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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 15, 1999

                         Commission file number 0-14039

                                 Nucleus, Inc.
                 (Name of Small Business Issuer in its charter)

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               NEVADA                           11-2714721
       (State of incorporation)     (I.R.S. Employer Identification No.)

                     150 North Michigan Avenue, Suite 3610
                               Chicago, IL  60601
               Address of principal executive offices) (Zip Code)

        Registrant telephone number, including area code: (312) 683-9000
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ITEM 2 -- Acquisition or Disposition of Assets

     On April 15, 1999, Nucleus Holding Corporation ("Holding"), an Illinois Corporation, was merged with and into Nucleus, Inc. (the "Company"), with the Company as the surviving corporation (the "Merger"). The Merger was effected pursuant to an Agreement and Plan of Merger, by and between the Company and Holding, dated October 30, 1998, an Amendment to Agreement and Plan of Merger, by and between the Company and Holding, dated December 23, 1998, a Second Amendment to Agreement and Plan of Merger, by and between the Company and Holding, dated January 20, 1999, and a Third Amendment to Agreement and Plan of Merger, by and between the Company and Holding, dated February 26, 1999 (collectively, the "Merger Agreement"). The Merger Agreement is incorporated by reference from the Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 1998. The Company issued a press release on April 16, 1999 relating to the Merger. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

     The consideration paid by the Company in connection with the Merger consisted of the issuance by the Company of 5,307,109 newly issued shares of common stock, par value $.001 per share, of the Company ("the Company Common Stock"), to the sole Holding stockholder. The consideration paid by the Company was determined as a result of negotiation between the Company and Holding. The sole stockholder of Holding prior to the Merger, CapitalOne Holdings, Inc., an Illinois Corporation, is a personal holding company of John C. Paulsen. Mr. Paulsen became President and Chief Executive Officer of the Company upon consummation of the Merger.


ITEM 6 -- Resignation of Registrant's Directors

Effective April 15, 1999, and as a condition to the Agreement, Christopher S. Walker resigned as a director of Nucleus.


ITEM 7 -- Financial Statements, Pro Forma Financial Information, and Exhibits

(a)(b) not applicable.
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(c) Exhibits


Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger dated October 30, 1998 by and between the Company and Nucleus Holding Corporation (1)

2.2 Amendment to Agreement and Plan of Merger dated December 23, 1998 by and between the Company and Nucleus Holding Corporation (1)

2.3 Second Amendment to Agreement and Plan of Merger dated January 20, 1999 by and between the Company and Nucleus Holding Corporation (1)

2.4 Third Amendment to Agreement and Plan of Merger dated February 26, 1999 by and between the Company and Nucleus Holding Corporation (1)

99.1           Text of Press Release, dated April 16, 1999, issued by the
               Company
____________________

(1) Incorporated by reference from the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 1998, as filed with the Securities and Exchange Commission on March 29, 1999.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Nucleus, Inc.

Date: April 30, 1999
                                  /s/  J. Theodore Hartley
                                  J. Theodore Hartley
                                  Executive Vice President
                                   andChief Financial Officer